Velocity Commercial Capital Loan Trust 2021-2 ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) during July 2021 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of four hundred fifty-one (451) unique mortgage loans (the “Review”). None of the 451 mortgage loan was excluded from the final securitization population.

The Review totals, for mortgage loans within the final securitization population, were as follows:

	Property Type	Review Population	Pool	%
Review			Population	Population
Guideline Review	Small Bal CRE	110	200	55.00%
(including Data Integrity)	Investor 1-4 Fam	189	341	55.43%
Total Guideline Review		299	541	55.27%

	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	152	341	44.57%
Total NOO Review		152	341	44.57%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

	Property Type	Review Population	Pool	%
Review			Population	Population
Servicing Review	Small Bal CRE >=	1	2	50.00%
	6 months
	Investor 1-4 Fam >=	0	0	0.00%
	6 months
Total Servicing Review		1	2	50.00%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

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Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	451	0.00%	451
Amortization Term	0	451	0.00%	451
Amortization Type	0	451	0.00%	451
Appraised Value	0	451	0.00%	451
Borrower Full Name	0	451	0.00%	451
City	0	451	0.00%	451
Contract Sales Price	0	451	0.00%	451
DCR UW VCC	0	451	0.00%	451
First Interest Rate Change Date	0	451	0.00%	451
First Payment Change Date	0	451	0.00%	451
Index Type	0	451	0.00%	451
Interest Only	0	451	0.00%	451
Interest Rate Change Frequency	0	451	0.00%	451
Interest Rate Initial Cap	0	451	0.00%	451
Interest Rate Initial Maximum	0	451	0.00%	451
Interest Rate Initial Minimum	0	451	0.00%	451
Interest Rate Life Cap	0	451	0.00%	451
Interest Rate Life Max	0	451	0.00%	451
Interest Rate Life Min	0	451	0.00%	451
Interest Rate Periodic Cap	0	451	0.00%	451
Investment Property Type	0	451	0.00%	451
Lien Position	0	451	0.00%	451
LTV Valuation Value	0	451	0.00%	451
Margin	0	451	0.00%	451
Maturity Date	0	451	0.00%	451
Mod	0	451	0.00%	451
Next Interest Rate Change Date	0	451	0.00%	451
Note Date	0	451	0.00%	451
Occupancy	0	451	0.00%	451
Original Interest Rate	0	451	0.00%	451
Original Loan Amount	0	451	0.00%	451
Original LTV	0	451	0.00%	451
Original P&I	0	451	0.00%	451
Original Term	0	451	0.00%	451
Prepayment Penalty Period (months)	0	451	0.00%	451
Prepayment Terms	0	451	0.00%	451
Purpose	0	451	0.00%	451
Refi Purpose	0	451	0.00%	451
Representative FICO	0	451	0.00%	451
State	0	451	0.00%	451
Street	0	451	0.00%	451
Zip	0	451	0.00%	451
Total	0	18,942	0.00%	18,942

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

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▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

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▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, AMC ordered secondary valuation products on one hundred eighty-nine (189) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed life of the loan payment histories and collection comments for summary and analysis. In addition, (a) for performing loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population and Non-Owner Occupancy Review population, data points were reviewed between the data tape and the data collected by AMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in sixteen (16) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

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CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All two hundred ninety-nine (299) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 22.07% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to 233 mortgage loans where the lender issued a guideline exception/waiver. There is a total of 484 waived exceptions affecting those 233 mortgage loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	66	22.07%
B	233	77.93%
C	0	0.00%
D	0	0.00%
Total	299	100.00%

Non-Owner Occupancy Review Credit Results:

All one fifty-two (152) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 94.08% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to nine (9) mortgage loans where the lender issued a guideline exception/waiver. There is a total of ten (10) waived exceptions affecting those 9 mortgage loans. Some mortgage loans received multiple waivers.

Non-Owner Occupancy Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	143	94.08%
B	9	5.92%
C	0	0.00%
D	0	0.00%
Total	152	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on one hundred eighty-nine (189) residential mortgage loans. Nine (9) mortgage loan had a value more than 10% below Origination Value and a secondary valuation product was not obtained for five (5) mortgage loans for purposes of this review. Two hundred eighty-five (285) of the mortgage loans received a Property grade “A”, nine (9) of the mortgage loans received a Property grade “C”, and five (5) of the mortgage loans received Property grade “D”.

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Guideline Review Valuation Results:

Two hundred eighty-five (285) mortgage loans reviewed by AMC have a Valuation grade of “A”. The “C” grade corresponds to nine (9) mortgage loans where the secondary value more than 10% below Origination Value. There is a total of five (5) Property grade “D”, where a secondary valuation product was not obtained for purposes of this review.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	285	95.32%
B	0	0.00%
C	9	3.01%
D	5	1.67%
Total	299	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, two hundred eighty-five (285) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 21.74% of the mortgage loans by number have an Overall grade of “A.”

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	65	21.74%
B	220	73.58%
C	9	3.01%
D	5	1.67%
Total	299	100.00%

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all one hundred fifty-two (152) mortgage loans reviewed by AMC in the Non-Owner Occupancy Review scope have an Overall grade of “B” or higher and 94.08% of the mortgage loans by number have an Overall grade of “A.”

Non-Owner Occupancy Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	143	94.08%
B	9	5.92%
C	0	0.00%
D	0	0.00%
Total	152	100.00%

SERVICING REVIEW SUMMARY

The servicing review was conducted on one (1) mortgage loan. The collection comment portion of the review contained EV1 grades for the one (1) mortgage loan. The payment history portion showed that the one (1) loan was in a current status.

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 299 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	293	97.99%	$111,119,628.00	97.64%
Adjustable	6	2.01%	$2,687,078.00	2.36%
Total	299	100.00%	$113,806,706.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	299	100.00%	$113,806,706.00	100.00%
Total	299	100.00%	$113,806,706.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	299	100.00%	$113,806,706.00	100.00%
Total	299	100.00%	$113,806,706.00	100.00%

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